Investor Day 2024 Q3 2025 EARNINGS CONFERENCE CALL November 6, 2025 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ325 1

Q3 2025 Earnings Presentation SAFE HARBOR STATEMENT Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Such risks and uncertainties include but are not limited to: a reduction in anticipated orders; an economic downturn; geopolitical risks; evolving impacts from tariffs between the U.S. and other countries (including implementation of new tariffs and retaliatory measures); changes in the competitive marketplace and/or customer requirements; a change in government spending; an inability to perform customer contracts at anticipated cost levels; and other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. 2

Q3 2025 Earnings Presentation ▪ Sales of $869M, up 9% overall (6% organic) – 9% growth in A&D markets and 8% growth in Commercial markets ▪ Operating Income of $170M, up 14%; 90 bps in YOY margin expansion to 19.6% – Strong operational performance in all three segments ▪ Diluted EPS of $3.40, up 14% ▪ Free Cash Flow (FCF) of $176M, up 8%; FCF conversion 137% ▪ New Orders of $927M, up 8%; 1.1x Book-to-Bill; Backlog up 14% YTD STRONG EXECUTION DRIVES CONFIDENCE TO INCREASE FULL-YEAR 2025 OUTLOOK ▪ Total Sales growth increased to 10 - 11% (Organic growth now up 7 - 8% YOY) ▪ Operating Income growth increased to 16 - 19%; Maintained Operating Margin 18.5% - 18.7%, up 100 - 120 bps YOY – Growth in majority of our end markets, plus benefits of ongoing operational and commercial excellence initiatives ▪ On track to deliver 19 - 21% EPS growth and strong FCF generation (~108% conversion) 3 Third Quarter 2025 Highlights Note: Third quarter 2025 results and Full-year 2025 guidance, and comparisons to 2024, presented on an Adjusted (Non-GAAP) basis, unless noted Raised Full-Year 2025 Guidance

THIRD QUARTER 2025 FINANCIAL REVIEW

($ in millions)	Q3'25 Adjusted	Q3'24 Adjusted	Change	Key Drivers
Aerospace & Industrial	$248	$229	*8%*	▪ Strong demand driving higher OEM sales growth in Commercial Aerospace ▪ Higher sales in Aerospace Defense (sensors and surface treatment services) and Ground Defense (EM actuation) ▪ Flat General Industrial sales
Defense Electronics	$253	$243	*4%*	▪ Higher revenues in Aerospace Defense and Naval Defense supporting various domestic and international programs ▪ Timing of tactical communications equipment revenues in Ground Defense ▪ Strong demand driving higher OEM sales growth in Commercial Aerospace (flight data recorders)
Naval & Power	$368	$327	*12%*	▪ Higher Naval Defense revenues driven by strength of order book and timing of submarine revenues ▪ Lower Aerospace Defense revenues (timing of international arresting systems equipment) ▪ Power & Process driven by solid organic growth in Commercial Nuclear (Aftermarket and SMRs) plus contribution from prior year acquisition of I&C Solutions (formerly known as Ultra Energy)
Total Sales	**$869**	**$799**	***9%***	**Strong growth in A&D and Commercial Nuclear markets**
Aerospace & Industrial *Margin*	$46 *18.6%*	$39 *17.2%*	17% *140 bps*	▪ Favorable absorption and mix on higher A&D sales growth ▪ Benefit of restructuring initiatives
Defense Electronics *Margin*	$74 *29.2%*	$64 *26.5%*	15% *270 bps*	▪ Favorable absorption and mix on solid growth in A&D revenues ▪ Benefits of operational excellence and restructuring initiatives
Naval & Power *Margin*	$61 *16.6%*	$54 *16.4%*	14% *20 bps*	▪ Favorable absorption on higher revenues and benefit of operational excellence initiatives ▪ Partially offset by higher investment in R&D
Corporate and Other	$(11)	($9)	(27)%	▪ Higher 401k participation
Total Op. Income ***CW Margin***	**$170** ***19.6%***	**$149** ***18.7%***	**14%** ***90 bps***	**Solid operating margin expansion reflects growth in all segments**

Notes: Amounts may not add due to rounding.

CURTISS-WRIGHT Q3 2025 Earnings Presentation 4

2025 END MARKET SALES GROWTH GUIDANCE (As of November 5, 2025)

Updated (in blue)

($ in Millions)	2025E Growth vs 2024 (Prior)	2025E Growth vs 2024 (Current)	2025E % Sales	Key Drivers
Aerospace Defense	7 - 9%	7 - 9%	19%	▪ Strong defense electronics growth on various C5/ISR programs (U.S. DoD and dFMS) ▪ Higher sales of arresting systems equipment
Ground Defense	6 - 8%	7 - 9%	11%	▪ Higher sales of tactical communications and ground vehicle modernization equipment ▪ Solid growth on ground-based mobile launcher systems
Naval Defense	7 - 9%	9 - 11%	26%	▪ Strong YTD growth on submarines; Increased dFMS and naval aftermarket revenue ▪ Defense electronics growth on domestic & international programs
Commercial Aerospace	13 - 15%	13 - 15%	13%	▪ Higher OEM growth driven by ramp-up in production (narrowbody and widebody) ▪ Defense electronics growth tied to avionics and flight data recorders
Total Aerospace & Defense	**8 - 10%**	**10 - 11%**	**69%**	**U.S. and International demand driving strong A&D market growth**
Power & Process	16 - 18%	16 - 18%	19%	▪ HSD organic growth in Commercial Nuclear driven by strong U.S. aftermarket demand and SMRs ▪ LSD+ organic growth in Process (Higher subsea pump development revenues) ▪ Contribution from I&C Solutions acquisition
General Industrial	Flat	Flat	12%	▪ Modest growth in industrial automation and surface treatment services, offset by industrial vehicles
Total Commercial	**9 - 11%**	**9 - 11%**	**31%**	**Commercial Nuclear driving strong growth in Power & Process markets**
Total Curtiss-Wright	**9 - 10%**	**10 - 11%**	**100%**	**Targeting organic sales growth of 7 - 8%**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding; FY2025 guidance includes the potential impacts from tariffs on our operations as well as mitigating actions.
dFMS = direct Foreign Military Sales

Q3 2025 Earnings Presentation 5

2025 FINANCIAL GUIDANCE (As of November 5, 2025)

Updated (in blue)

($ in millions)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Aerospace & Industrial	$965 - $980	$970 - $980	4 - 5%	▪ Strong growth in Commercial Aerospace and higher EM actuation sales to Defense markets ▪ Flat General Industrial sales (higher automation and services offset by industrial vehicles)
Defense Electronics	$995 - $1,010	$1,000 - $1,010	10 - 11%	▪ Strong defense market growth (U.S. DoD and dFMS) driven by increased embedded computing and tactical communications revenues ▪ Commercial Aerospace growth reflects increased sales of avionics and flight data recorders
Naval & Power	$1,430 - $1,445	$1,450 - $1,465	13 - 15%	▪ Mid-to-high teens growth in Power & Process, including PY acquisition; HSD organic growth in Commercial Nuclear and solid organic growth in Process (mainly subsea pump development) ▪ Stronger outlook in Naval Defense (now LDD); Higher dFMS (aircraft handling & arresting systems)
Total Sales	**$3,390 - $3,435**	**$3,420 - $3,455**	***10 - 11%***	**Strong order book and backlog driving improved confidence**
Aerospace & Industrial Margin	$167 - $173 17.3% - 17.6%	$168 - $173 17.3% - 17.6%	6 - 9% 30 - 60 bps	▪ Favorable absorption on strong growth in A&D revenues ▪ Solid contribution from restructuring savings ▪ Partially mitigating tariff exposure (mainly China) through pricing and operational excellence
Defense Electronics Margin	$267 - $273 26.8% - 27.0%	$271 - $276 27.1% - 27.3%	19 - 22% 220 - 240 bps	▪ Favorable absorption and mix on strong growth in revenues ▪ Benefit of operational and commercial excellence, and restructuring savings ▪ Profitability partially offset by higher investments in R&D
Naval & Power Margin	$232 - $238 16.3% - 16.5%	$236 - $241 16.3% - 16.5%	17 - 20% 50 - 70 bps	▪ Favorable absorption on higher A&D and Power & Process revenues ▪ Profitability partially offset by first-year acquisition dilution and investment in development programs ▪ Partially mitigating tariff exposure (mainly China) through pricing and operational excellence
Corporate and Other	($40) - ($42)	($41) - ($43)	(5) - 0%	
Total Op. Income **CW Margin**	**$626 - $642** **18.5% - 18.7%**	**$634 - $647** **18.5% - 18.7%**	***16 - 19%*** ***100 - 120 bps***	**Operational and commercial excellence contributing to strong operating margin expansion**

Notes: Amounts may not add due to rounding; FY2025 guidance includes the potential impacts from tariffs on our operations as well as mitigating actions.
dFMS = direct Foreign Military Sales

CURTISS-WRIGHT
Q3 2025 Earnings Presentation 6

2025 FINANCIAL GUIDANCE (As of November 5, 2025)

Updated (in blue)

($ in millions, except EPS)	2025E (Prior)	2025E (Current)	Change vs 2024 Adjusted	Key Drivers
Total Sales	**$3,390 - $3,435**	**$3,420 - $3,455**	***10 - 11%***	**Delivering on our Pivot to Growth strategy**
Total Operating Income	**$626 - $642**	**$634 - $647**	***16 - 19%***	
Other Income	$33 - $34	$29 - $30		▪ Lower YOY interest income due to accelerated share repurchase
Interest Expense	($42) - ($43)	($42) - ($43)		▪ Reduced YOY expense due to Feb'25 repayment of $90M 3.85% Sr. Notes
Diluted EPS	**$12.70 - $13.00**	**$12.95 - $13.20**	***19 - 21%***	**Targeting EPS growth well in excess of 2024 Investor Day targets**
Diluted Shares Outstanding	~37.9	~37.6		▪ Benefit of record share repurchases in excess of $450M in 2025 ▪ Follows $250M repurchases completed in 2024
Free Cash Flow	**$520 - $535**	**$520 - $535**	***8 - 11%***	**Strong Free Cash Flow generation; Raised Cash Flow from Operations while accelerating investments in CapEx**
FCF Conversion	~108%	~108%		▪ Continued solid FCF conversion (aligned with Investor Day target)
Capital Expenditures	$75 - $85	~$85		▪ Exceeding ~2% of Sales (LT target) to fuel future growth
Depreciation & Amortization	$115 - $120	$115 - $120		▪ Primarily acquisition impact, excludes first year intangible amortization

CURTISS-WRIGHT

Note: FY2025 guidance includes the potential impacts from tariffs on our operations as well as mitigating actions.

Q3 2025 Earnings Presentation 7

Q3 2025 Earnings Presentation BUILDING STRONG MOMENTUM AND COMPOUNDING SUSTAINED PROFITABLE GROWTH ▪ Increased FY2025 outlook reinforced by strong and consistent execution – Sales growth of 10% - 11%, reflects increased optimism in A&D markets and strong growth in Commercial Nuclear – Generating 100 - 120 bps in YOY operating margin expansion to record 18.5% - 18.7% – Targeting EPS growth of 19% - 21% while supporting incremental growth investments – Delivering consistent FCF conversion >105% ▪ Well-positioned to capture medium-term and long-term secular growth trends across our end markets – Strong alignment to U.S. defense spending priorities and accelerated growth in NATO and allied funding – Commercial Aerospace businesses yield opportunities for growth (flight data recorders) beyond strong OEM foundation – Industrial businesses leveraging well-established and leading positions, despite ongoing macro challenges – Commercial Nuclear well positioned to support entire lifecycle from new build to aftermarket, and offers upside optionality (AP1000, SMRs) ▪ Record FCF generation and strong balance sheet enables accelerated share repurchase activity – Driving consistent return to shareholders; Expect record $450M+ total share repurchases in 2025 – Maintain significant financial flexibility for acquisitions (top priority) while continuing to generate strong return on our investments ▪ Remain on track to exceed 3-year Investor Day financial targets 8

Investor Day 2024 APPENDIX 9

Q3 2025 Earnings Presentation NON-GAAP FINANCIAL INFORMATION The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; and (ii) costs associated with the Company's 2024 Restructuring Program, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2024 Restructuring Program, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by adjusted net earnings. 10

THIRD QUARTER 2025: END MARKET SALES GROWTH

($ in millions)	Q3'25	Q3'24	Change	Key Drivers
Aerospace Defense	**$161**	**$159**	1%	▪ Higher sales of embedded computing equipment supporting various domestic and international programs, mainly offset by timing of international arresting systems equipment
Ground Defense	**$97**	**$93**	4%	▪ Higher sales of EM actuation equipment ▪ Timing of tactical communications equipment revenues
Naval Defense	**$246**	**$218**	13%	▪ Strong growth driven by timing of revenues on submarine programs ▪ Higher sales of aftermarket fleet services and aircraft handling systems equipment to international customers
Commercial Aerospace	**$114**	**$97**	18%	▪ Higher OEM sales of sensors products and surface treatment services on narrowbody and widebody platforms ▪ Increased sales of flight data recorder technology to OEM customers
Total A&D Markets	**$618**	**$566**	**9%**	
Power & Process	**$150**	**$131**	14%	▪ Strong organic sales of commercial nuclear products supporting the maintenance of existing operating reactors and the development of next-generation advanced reactors ▪ Contribution from acquisition benefiting commercial nuclear and process markets
General Industrial	**$102**	**$101**	—%	▪ Higher sales of industrial vehicle products serving on-highway vehicle platforms and increased surface treatment services offset by lower global off-highway and specialty industrial vehicle sales
Total Commercial Markets	**$251**	**$233**	**8%**	
Total Curtiss-Wright	**$869**	**$799**	**9%**	

Note: Amounts may not add down due to rounding.

CURTISS-WRIGHT Q3 2025 Earnings Presentation 11

2025E END MARKET SALES WATERFALL (as of November 5, 2025)

FY'25 Guidance:
Overall UP 10 - 11% (7 - 8% Org.)
A&D Markets UP 10 - 11%
Comm'l Markets UP 9 - 11%

Total 2025 CW End Markets
$3.420 - 3.455B

Aerospace & Defense Markets
69% $2.39B

- **Naval** 26%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** 19%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** 11%
  Tactical battlefield communications
- **Commercial Aerospace** 13%
  - **OEM** ~90%
    60% Narrowbody / 40% Widebody
    Linked to Boeing/Airbus production
  - **AM** ~10%
    Principally Repair and Overhaul

Commercial Markets
31% $1.05B

- **Power & Process** 19%
  - **Commercial Nuclear** ~60%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** ~40%
    Severe-service valves and subsea pump applications
- **General Industrial** 12%
  - **Industrial Vehicles** ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
90% Domestic & Int'l Aftermarket + Govt. Nuclear
10% New Build Gen III / Gen IV (Advanced SMRs)

CURTISS-WRIGHT
Q3 2025 Earnings Presentation 12